SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                             -----------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 11, 2000



                          HOSPITALITY PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




          Maryland                      1-11527                 04-3262075
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                file number)        identification number)




 400 Centre Street, Newton, Massachusetts                           02458
 (Address of principal executive offices)                         (Zip code)




        Registrant's telephone number, including area code: 617-964-8389

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  1.1 Purchase Agreement dated as of July 11, 2000 between Hospitality Properties Trust and Donaldson, Lufkin & Jenrette Securities Corporation pertaining to $35,000,000 in aggregate principal amount of 9.125% Senior Notes due 2010.

                  4.1 Form of Supplemental Indenture No. 4 dated as of July 14, 2000 between Hospitality Properties Trust and State Street Bank and Trust Company pertaining to 9.125% Senior Notes due 2010.

                  8.1      Opinion of Sullivan & Worcester LLP re: tax matters.

                  12.1 Computation of Pro Forma Ratio of Earnings to Fixed Charges.

                  23.1     Consent of Sullivan &  Worcester  LLP  (contained  in
                           Exhibit 8.1).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOSPITALITY PROPERTIES TRUST



                                    By: /s/  Thomas M. O'Brien
                                         Thomas M. O'Brien
                                         Treasurer and Chief Financial Officer

Date:  July 13, 2000